Q2 FY 2010 EARNINGS May 20, 2010 Exhibit 99.2 Brocade Q2 FY 2010 Earnings 5/20/10 © 2010 Brocade Communications Systems, Inc. Page 1 of 42

Prepared comments provided by Steve Coli, Investor Relations
Thank you for your interest in Brocade’s Q2 Fiscal 2010 Earnings Presentation, which includes prepared remarks, slides, and a press release detailing fiscal second quarter 2010 financial results. The press release was issued shortly after 1:00 p.m. Pacific time on May 20, 2010, via Business Wire and First Call. The press release, along with these prepared comments and slides, has been made available on Brocade’s Investor Relations website at www.BRCD.com and has been furnished to the SEC on Form 8-K.

Cautionary Statements and Disclosures
This presentation includes forward-looking statements regarding Brocade’s financial results, cash and debt positions, plans and business outlook, which are only predictions and involve risks and uncertainties such that actual results may vary significantly. These and other risks are set forth in more detail in our Form
10-Q for the fiscal quarter ended January 30, 2010 and our Form 10-K for the fiscal year ended October 31, 2009. These forward-looking statements reflect beliefs, assumptions, outlook, estimates and predictions as of today, and Brocade expressly assumes no obligation to update any such forward-looking statements.
In addition, this presentation includes various third party estimates regarding the total available market and other measures, which do not necessarily reflect the view of Brocade. Further, Brocade does not guarantee the accuracy or reliability of any such information or forecast.
This presentation includes non-GAAP financial measures. The most directly comparable GAAP information and a reconciliation between the non-GAAP and
GAAP figures are provided in our Q2 10 press release, which has been furnished to the SEC on Form 8-K, and in this slide presentation.
Please see risk factors on Forms 10-K and 10-Q filed with the SEC
Brocade Q2 FY 2010 Earnings
5/20/10
© 2010 Brocade Communications Systems, Inc.

The information in Brocade’s prepared comments includes forward-looking statements, including without limitation, statements about Brocade’s financial results, cash and debt positions, plans and business outlook. These forward-
looking statements are only predictions and involve risks and uncertainties such that actual results may vary significantly. These and other risks are set forth in more detail in our Form 10-Q for the fiscal quarter ended January 30,
2010 and our Form 10-K for the fiscal year ended October 31, 2009. These forward-looking statements reflect beliefs, assumptions, outlook, estimates and predictions as of today, and Brocade expressly assumes no obligation to update any such forward-looking statements.
Certain financial information is presented on a non-GAAP basis. The most directly comparable GAAP information and a reconciliation between the non-GAAP and GAAP figures are provided in the accompanying press release, which has been furnished to the SEC on Form 8-K and posted on Brocade’s website, and is included in the appendix to this presentation.

Agenda Prepared comments followed by live Q&A call Richard Deranleau CFO Mike Klayko CEO Brocade Q2 FY 2010 Earnings 5/20/10 © 2010 Brocade Communications Systems, Inc. Page 3 of 42

Today’s prepared comments include remarks by Mike Klayko, Brocade’s CEO, regarding the company’s quarterly results, its strategy and a review of operations, as well as industry trends and market/technology drivers related to its business;
and by Richard Deranleau, Brocade’s CFO, who will provide a financial review.
A live question-and-answer conference call will be web cast beginning at 2:30 p.m. Pacific time on May 20    at
www.BRCD.com and will be archived on Brocade’s Investor Relations website for approximately 12 months. Participants are invited to submit questions via email at ir@brocade.com up to 30 minutes prior to the conference call and to ask live questions during the call.
th

Fiscal 2010: Q2 Earnings Mike Klayko, CEO Brocade Q2 FY 2010 Earnings 5/20/10 © 2010 Brocade Communications Systems, Inc. Page 4 of 42

CEO Mike Klayko’s prepared comments

Executive Summary
Q2 Results
•
$501M revenues
•
56.7% non-GAAP gross margin*
•
$0.13 non-GAAP EPS*
•
$116.4M adjusted EBITDA**
Ethernet
•
34% Qtr./Qtr., 2% Yr./Yr. increase
•
Strong recovery of Federal business
(161% Qtr./Qtr.)
•
10 Gigabit Ethernet demand
Storage Area Networking (SAN)
•
Robust end-user demand fueled by
8 Gigabit Fibre Channel
•
Channel inventories declined
Results in-line with expectations
* Note: Non-GAAP, please see GAAP reconciliation in appendix
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

Quarterly Revenues
$506M
$493M
$522M
$539M
$501M
Q2 09 Q3 09 Q4 09 Q1 10 Q2 10
** Adjusted EBITDA is as defined in the Term Debt Credit Agreement

Brocade reported Q2 revenues of $501M, with GAAP EPS (diluted) of $0.05, non-GAAP EPS of $0.13 and adjusted
EBITDA of $116.4M. Brocade exceeded non-GAAP EPS expectations for the 19th consecutive quarter, achieved through
an effective balance of operational discipline and a diversified business model across geographies, technology segments and multiple go-to-market routes.
Q2 was highlighted by a rebound in our Ethernet products revenue, which accounted for 26% of our total revenues compared to 18% in Q1. This equated to 34% growth sequentially and 2% growth year-over-year. This performance was powered by a strong recovery in our Federal Ethernet business, including support, which was up 161% sequentially. Our
Ethernet business also benefited from strong adoption of 10 Gigabit Ethernet (GbE) products. I will review the initiatives we committed to on our last earnings call in regard to growing our Ethernet business shortly.
Our Storage Area Networking (SAN) business experienced robust demand among end-users, with better-than-normal seasonal results, in what is typically a weak SAN quarter. This was offset on a reported revenue basis by our OEM partners’ decision to lower their inventory levels. Customers continue to invest in this tried-and-true technology to keep pace with ever-accelerating storage requirements and to better support emerging IT trends such as virtualization and migration toward cloud-enabled service models. I will cover our SAN business in more depth a bit later in my comments.

Initiatives to Drive Ethernet Sales Growth
Strengthened sales resources
•
Established demand and lead-generation program
•
Created inside sales organization (US and EMEA)
Added top talent with Ethernet experience
•
John McHugh appointed as CMO
•
Hiring of sales headcount
Accelerated go-to-market strategies
•
Continued to add Distributors and Value Added Resellers
•
Expanded EMC relationship into Ethernet networking
Invested in advanced technologies
•
Early orders for 100 Gigabit Ethernet (GbE) technology
•
Continuing work on next-generation Ethernet technology
New sales structure, quotas, and go-to-market strategies
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

As we mentioned in our last earnings call, we have implemented several initiatives to help drive both immediate and long-term growth in our Ethernet business. Please keep in mind that since the acquisition of Foundry, we had been somewhat constrained by our debt covenants. We shifted a portion of our resources into engineering and product development. We will unveil the fruits of this labor during our upcoming Technology Day, which I will discuss later in my remarks. Entering Q2 with more financial flexibility from our balance sheet restructuring, we were able to concentrate on the go-to-market strategy of our
Ethernet business. To accelerate end-user demand and grow our account penetration for our Ethernet products, in Q2 we have specifically:
•Restructured our sales incentive strategies to drive an increased focus on our Ethernet business
•Enabled the traditional Ethernet sales personnel to only focus on our Ethernet business
•Begun hiring more sales people with experience in the Ethernet market in an effort to achieve more high-touch customer intimacy. We are pleased that these sales people have assimilated rather quickly and initially demonstrated faster-than-
expected impact on revenues.
•Established an inside sales organization and developed programs tailored to Ethernet products in the US and EMEA
•Hired John McHugh, our new Chief Marketing Officer, a networking industry veteran of more than 25 years at HP/ProCurve
and most recently at Nortel, to drive market focus and demand-generation through direct and channel programs
•Strengthened our indirect routes by continuing to secure reseller agreements with leading distributors and value-added resellers worldwide
•Maintained our momentum in our channel strategies by introducing new sales, training and certifications program purpose-
built for our channel partners, as was demonstrated at our most recent US Partner Summit in April
•Maintained a steady-hand in cultivating Ethernet business through our OEMs, which we realize will take time to ramp but
believe offers significant opportunities
•Recently announced that EMC would begin reselling our Ethernet portfolio, becoming the third OEM (after IBM and Dell) to offer these products to its customers
•Accelerated development of advanced technologies that are designed to spur long-term growth while generating business in the near-term. Specifically, Brocade recently hosted a summit with key customers to discuss the deployment of 100 GbE technology for high-performance networking applications. Based on the success of this summit, Brocade has begun taking early orders for our 100 GbE-based products.

Ethernet Customer Account Penetration Cumulative new Ethernet accounts Brocade Q2 FY 2010 Earnings 5/20/10 © 2010 Brocade Communications Systems, Inc. Page 7 of 42 > 500 > 750 ~ 1000 Q4 09 Q1 10 Q2 10

We believe that our refocused strategies on the Ethernet business should continue to bolster our success in the form of net-new enterprise Ethernet accounts that Brocade has been able to win since the acquisition of Foundry. Exiting
Q1, we had won more than 750 such new accounts. In Q2, we added almost 250 new accounts, giving us a cumulative total of almost 1000 new Ethernet accounts. Of course, we will continue to pursue customer account penetration, which is a cornerstone of our Ethernet growth strategy.
As we said in Q1, we expect the proof-of-concept trial phases of these new accounts to typically take anywhere from six to nine months, while achieving fully approved vendor status for production environment deployments to typically take
12 to 18 months. We believe we are on a path to securing our place as a fully approved Ethernet vendor and steadily increasing our business at these companies through differentiated offerings that deliver superior choice, value and innovation.

10 Gigabit Ethernet:
Catalyst for Ethernet Growth
BROCADE 10 GbE CUSTOMERS
•
AMS-IX
•
Etex
•
DigiPlug
•
Kaohsiung City Government
•
Maximum ASP
•
Melbourne Internal Medicine Associates
(MIMA)
•
Reliance BIG Animation
•
Shaw Studios
•
South Carolina Federal Credit Union
•
University of London Computer Centre
•
University of São Paolo
•
West Chester University
Leading companies and organizations choose Brocade
Source: Dell’Oro Group
STRATEGIC PARTNERS
•
EMC as Ethernet product reseller
•
Signed up 50+ global distributors
and VARs in Q2
MARKET GROWTH
Historical and Predicted 10 GbE
Switch Port Shipments (000’s)
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

Increasingly, demand for our high-performance 10 GbE products is a common theme among many of these new accounts.
Indeed, our 10 GbE leadership was a primary factor in Brocade winning many of the Ethernet deals we announced in Q2. I would like to cite two examples:
•First, the Amsterdam Internet Exchange (AMS-IX), one of the world’s largest Internet exchange points, deployed 10 GbE technology through the Brocade MLX solution to increase network stability and resilience as well as to better meet the growing demand for bandwidth caused by exponentially rising traffic volume
•Second, Melbourne Internal Medicine Associates (MIMA), one of the largest and most comprehensive independent physician groups in Florida, deployed an end-to-end Brocade network with 10 GbE technology, successfully reducing the time to process and run medical applications by more than 90 percent. MIMA’s physicians are now empowered with 24×7
real-time access to patient medical records, reducing unnecessary travel and courier time to deliver confidential information.
End-user demand for 10 GbE is further validated by third-party research, which indicates that this technology is the catalyst for growth in the Ethernet switching market overall, as that market bounces back in 2010 compared to a down year in 2009. Fueling the demand in particular is the adoption of 10 GbE in large enterprise data centers to support the performance and efficiency requirements of server virtualization. We believe that this trend aligns well to our strengths in two key areas:
•Our heritage and expertise in data center networking
•The high-performance, ultra-high reliability and industry-leading density characteristics of our switching and server connectivity portfolio
In fact, earlier this month, EMC and Brocade announced the expansion of our partnership to include EMC’s reselling of
Brocade 10 GbE products, which signals end-user demand for high-performance solutions. I will provide more details on this and other activity in my OEM update later in my remarks.

Highest Q2 SAN Business Sell-Through in Company History Brocade Q2 FY 2010 Earnings 5/20/10 © 2010 Brocade Communications Systems, Inc. Page 9 of 42

Moving onto our SAN business, healthy end-user demand led the way as the overall Fibre Channel total addressable market rebounded back to 2008 levels (refer to next slide). As we expected, Q2 revenue was down sequentially and year-
over-year, on more-than-normal seasonal declines, as a result of our OEMs operating on lower inventory levels this quarter. While these levels tend to vary, we are nonetheless encouraged by the pace of sell-through, which indicates robust demand among end-users. In fact, this was the best-performing Q2 for our SAN business in terms of sell-through in Brocade’s history.

1.2
35
2010 2020
Trends Driving Growth in SAN
6.6%
8.4%
January 2010
Forecast
March 2010
Forecast
Source: Forrester, US and Global IT
Market Outlook: Q1 2010, April 9, 2010
$333
$353
2009 2010
Source: Gartner, April 12, 2010
Hardware Spending Growth
Predicted by Gartner
In Billions
Improving US IT Spending
Forecasts in 2010
Source: IDC and EMC, May 10, 2010
Massive Growth in Digital Output
In Zettabytes (10 with 21 Zeros)
Fibre Channel Sales Returning
to Record Levels
In Millions
Source: Dell’Oro Group, March 15, 2010
5.7%
CAGR
36%
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

We believe there are several macro-factors contributing to this positive trend:
•We believe that enterprises are starting to redirect their IT strategies and budgets from cost-containment mode to growth and business optimization. Recent research from industry analysts points to significantly higher IT spending trends worldwide as customers begin funding deferred projects or investing in new, strategic IT projects that will create competitive advantages. For example, Gartner Group is predicting that spending on hardware alone will grow 5.7%
worldwide this year versus 2009, or to more than $350 billion. Another data point comes from Forrester Research, who is predicting that the US IT market will experience extremely strong growth of 8.4% in 2010.
•It may be a familiar theme from us, but the demand for storage due to the creation of digital data continues seemingly unabated. According to IDC, individuals and organizations worldwide will collectively create some 1.2 zettabytes (10 followed by 21 zeros) in 2010, with that number expected to grow to 35 zettabytes in 2020. Furthermore, IDC pointed out that it does not expect that this explosive growth in storage will be matched by commensurate levels of hiring of IT staff—
meaning that to keep pace, companies will have to increasingly rely on more efficient IT architectures and techniques such as high-performance storage networking.
•The migration to 8 gigabit Fibre
Channel in both the SAN switching and server connectivity
(network adapters/embedded switches) categories is in full swing. This is driving strong growth in these markets after a modestly down year in 2009. In fact, the Dell’Oro Group noted that demand for Fibre Channel in the latest quarter neared the record levels that the industry enjoyed in 2008.
•Additionally, a survey of CIOs
from Morgan Stanley indicates that many enterprises expect to increase spending in storage hardware in the second half of 2010, which is another reason for optimism.
Looking forward with these trends and our own partner and customer data points, we expect to maintain strong results from our SAN business as we head into more favorable seasonality in this market.

OEM Updates Ethernet SAN Brocade Q2 FY 2010 Earnings 5/20/10 © 2010 Brocade Communications Systems, Inc. Page 11 of 42

I wanted to provide a few updates on our OEMs, who are the primary route-to-market for our SAN business but are evolving to become complete, end-to-end networking solutions providers by also reselling server connectivity and Ethernet products.
Dell is executing to plan in becoming a complete, end-to-end networking provider of Brocade products. Brocade and Dell are continuing to innovate on next-generation data center solutions that will offer customers diverse computing, storage and networking options.
EMC is also on track to become an end-to-end networking provider of Brocade products. This month, EMC became the most recent OEM to resell Brocade Ethernet products, including switches and 10 GbE converged network adapters. EMC continues to be a Top-3 partner for Brocade Fibre Channel products, particularly for directors and backbones.
HP remains a strategic partner for Brocade Fibre Channel fabric switches. HP has shipped more Fibre Channel ports for
Brocade than any other company.
IBM continues to build momentum as a provider of Brocade Ethernet products. While the ramp has not yet met our joint expectations, we remain optimistic that IBM will become an important and productive go-to-market route.
The evolution of these companies from Fibre Channel OEMs to complete networking solutions providers indicates the integral nature of networking in today’s IT architectures. Our stated strategy is to work with many partners to offer customers complete solutions based on open, standards-based technologies. Nowhere in IT is this more relevant than inside the data center, spurred on by trends such as the growing reliance of server virtualization, which I will cover next.

Brocade Simplifies
Brocade Simplifies
Virtualization
Virtualization
Virtualization Is
Virtualization Is
Creating Network
Creating Network
Complexity
Complexity
Virtualization Is Creating Network Complexity
Brocade Virtualization
Brocade Virtualization
Solutions
Solutions
•
Brocade 8000 FCoE
Switch
•
10–24 FCoE Blade
for Brocade DCX
Backbone
•
1010/1020 Converged
Network Adapters
•
Server Application
Optimization
•
Brocade Application
Resource Broker
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

New
industry-
changing
technologies
to be unveiled
at Technology Day
For more information
visit: BRCD.com
For Analysts:
IR@brocade.com
For Press:
PR@brocade.com

It is clear that the continued adoption of server virtualization among enterprises is an important catalyst of growth for the entire IT industry. In fact, we are now seeing indications of virtualization impacting higher-tier servers and applications in the core of large enterprise data centers. This is an important trend for data center networking providers such as Brocade. While virtualization has delivered certain cost efficiencies, it has actually created further complexity to IT/data center architectures. Remedies for this are highly efficient, high-performance and ultra-highly reliable networking solutions as access from virtual machines to data and storage becomes paramount.
Brocade has long recognized this need and has been engineering networking solutions that are optimized for use with virtualization. Since 2009, our FCoE (Fibre Channel over Ethernet) solutions—such as the Brocade 8000 FCoE
Switch, 10-24 FCoE Blade for the Brocade DCX Backbone and our 1010/1020 Converged Network Adapters—
have been among the leaders in this trend. Last year, we introduced server application optimization technology, which provides network administrators unprecedented levels of visibility into virtual environments from their SANs.
And most recently, we introduced the Brocade Application Resource Broker for the Brocade ADX Layer 4-7
application delivery products to improve visibility in and control over virtual environments from the network at an application level.
I recently met with 250 global channel partners and 25 of EMEA’s top CIOs, who are applauding our solutions that offer simplicity and cost savings to networking customers. Their message is clear—they cannot deal with the complexity that is happening, especially given the increased volume in data, traffic and applications. More and more, Brocade is considered a trusted advisor as they look for a better alternative to their current network vendor.
According to Gartner, there will be $170 billion wasted on the wrong networking technologies this year. CIOs and partners are turning to us because they cannot afford to bet on the wrong horse in this networking race.
Looking forward, Brocade will introduce more exciting networking innovations that address the needs created by virtualization. In fact, we will be hosting our annual Technology Day on June 9 in New York, where we will discuss many of these innovations in much greater depth. Financial analysts who have not received an invitation to attend in person should contact our IR department at ir@brocade.com. Industry analysts and trade and business media should contact our PR department at pr@brocade.com .

Other Notable Achievements
Source: San Francisco Business Times, Silicon Valley/San Jose Business Journal, April 30–May 5, 2010
Ranked best place to work
in the Bay Area
New campus
Move-in began April 30
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

Turning to other company highlights, I am extremely proud that Brocade has been recognized as the best place to work in the Bay Area by the publishers of the Silicon Valley Business Journal and the San Francisco Business Times
in this year’s survey of companies with more than 1500 employees. Brocade made it to the top of this list because of the enthusiasm, strong work ethic, creativity and teamwork of our talented workforce. Coming on the heels of the recognition by Fortune Magazine
as one of the “100 Best Companies To Work For” in all of America, it is clear that
Brocade is an employer of choice for talented people who want to enjoy long, rewarding careers. Such recognition will be important in attracting new top talent, which will be instrumental to our long-term growth strategy.
Finally, we are also excited about the fact that our move to our new, energy-efficient campus in North San Jose is now underway until its expected completion in late July. Besides being a home for nearly 2000 Bay Area employees, we expect this campus to be a showcase for our industry-leading networking solutions as well as a model for next-
generation data center design and implementation.

Q2 Summary
Q2 highlights include:
•
Strong rebound in Ethernet
Federal business
•
Implementation of Ethernet
growth initiatives outlined in Q1
•
Historic end-user demand for
Brocade SAN products in Q2
and recovery of Fibre Channel
market in general
•
Brocade: THE best place to work
in the Bay Area
Solid results fueling optimism
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

Q2 was a solid quarter as we executed well on our strategy of maintaining operational discipline while investing in a highly diversified business model across technologies and geographies.
Q2 highlights included:
•A
rebound in our Ethernet products revenue with 34% growth sequentially and 2% growth year-over-year, fueled by a strong recovery of our Federal business, which grew 161% sequentially, and by strong demand for 10 GbE products
•Implementation of the many business initiatives we first outlined in Q1 that we believe will help grow our Ethernet business to meet and exceed our expectations. In the quarter we also ramped up our net-new Ethernet accounts to almost 1000 customers, which meets our FY 10 goal almost two quarters early
•Robust end-user demand for our SAN products driven by continued migration toward 8 gigabit technology and the growth of the Fibre Channel market near the record levels the industry enjoyed in late 2008
•Brocade being recognized as the best place to work in the Bay Area, following on the recognition of Brocade being one of 100 best companies to work for in all of America
Looking forward, we are committed to driving shareholder value by growing our core businesses while ensuring that we invest appropriately in future innovation that will address the emerging IT requirements created by technologies such as virtualization.
We will provide a detailed update of the progress we are making in these future initiatives at our Technology Day in New York on Wednesday, June 9.

Q2 FY 2010 Financials Richard Deranleau, CFO Brocade Q2 FY 2010 Earnings 5/20/10 © 2010 Brocade Communications Systems, Inc. Page 15 of 42

Prepared comments provided by Richard Deranleau, CFO

Q2 Financial Highlights
Revenues
•
Ethernet revenue grew 34% Qtr./Qtr.
•
Strong Federal sector and Americas region
•
Strength in SAN sell-through
Profitability
•
Operating profit of 20.5% within long-term model (20–23%)
•
Non-GAAP EPS* of $0.13 (ahead of consensus by $0.02)
Reducing debt
•
Paid off $173M McDATA convertible debt
•
Additional $24M non-mandatory debt payments
Balanced model, high margins, and highly variable cost structure
* Note: Non-GAAP, please see GAAP reconciliation in appendix
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

Brocade executed well in our seasonally soft fiscal Q2 and saw broad strength across our product lines. We saw particular strength in Ethernet revenues, the Federal sector and Americas region, as well as end-user demand (sell-
through) for our SAN products. Earnings per share, both non-GAAP and GAAP, came in strong. I will expand on all these points in my remarks today.

Key Financial Metrics
Strong profitability
Q2 09 Q3 09 Q4 09 Q1 10 Q2 10
Revenue $506M $493M $522M $539M $501M
Sequential growth 17.3% (2.6)% 5.8% 3.4% (7.1)%
Year-over-year growth 42.7% 34.9% 30.9% 25.0% (1.1)%
Non-GAAP gross margin* 56.2% 58.2% 59.5% 59.3% 56.7%
Non-GAAP operating margin* 18.8% 20.3% 22.7% 26.0% 20.5%
Non-GAAP EPS*—diluted $0.11 $0.12 $0.15 $0.19 $0.13
GAAP EPS—diluted** ($0.17) ($0.06) $0.07 $0.11 $0.05
* Note: Non-GAAP, please see GAAP reconciliation in appendix
** Note: Adjusted due to new accounting standards relating to convertible debt instruments
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

Turning first to revenues, Q2 ended at $501M, which was down 1.1% year-over-year and down 7.1% sequentially off a seasonally strong Q1. Our Q2 performance was at the high-end of our expectations for this quarter, a range of 7 to 10% down sequentially, as discussed in our Q1 earnings call.
The highlight of the quarter was the growth of our Ethernet product revenues, which were up 34% sequentially driven by strength in our Federal business and the Americas region. On a revenue recognition basis, SAN revenue was down 4% year-
over-year and down 20% sequentially as OEMs reduced their inventory levels.
Non-GAAP Gross Margins of 56.7% were slightly below the 2010 guidance of 57-58% that we provided in our Q1 earnings conference call. This decrease reflects the revenue contributions from a more diversified product mix, especially from our
Ethernet products driven by the healthy rebound in this part of our business.
Non-GAAP Operating Margins of 20.5% were lower than those of the prior quarter, which were very strong at 26.0%, but still within our long-term model of 20-23%. This quarter’s operating margins show our ability to manage the business effectively even when gross margins dip below our long-term model.
We repaid the McDATA convertible debt of $172.5M during the quarter as well as $29.7M of our senior secured debt, of which $24.0M was in excess of the mandatory amount due. Total diluted shares decreased during the quarter by approximately 15M. The decrease was attributed to the repayment of the McDATA convertible debt; repurchase of $20M of stock during the quarter; and decreased dilution from outstanding options and equity awards.

Revenue: SAN, Ethernet, and Global Services
58% 58% 58%
65%
56%
25%
24%
25% 18%
26%
17% 18% 17% 17% 18%
Q2 09 Q3 09 Q4 09 Q1 10 Q2 10
Global
Services
Ethernet
SAN
Ethernet products increased to 26% of total revenue
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

Turning to revenues by business unit, SAN represented 56% of revenues in Q2 versus 65% in Q1. End-user demand for Brocade’s leading SAN products remains very strong and was the highest for any Q2 in the history of the company. As a reminder, Brocade recognizes revenue based on sell-in to our OEMs, principally on SAN and our direct sales, and on a sell-through basis for our distributors and value added resellers on both Ethernet and SAN.
The migration to 8 Gig Fibre Channel continues to be an important technology trend for our customers and for the Fibre Channel market at large. As a technology leader, Brocade was first-to-market with both 4 and 8 Gig products and is leading the transition today. Our revenue that we identify as 8 Gig grew to 78% in Q2 versus 66% in Q1 of both our directors and switches product lines.
Our SAN ASP sequential declines were in the low single digits.
Our Server product group, consisting of embedded switches, CNAs, HBAs, and mezzanine cards, posted revenues of $40.4M, which were up 32% year-over-year and down 12% off our record Q1. Embedded Switches were down sequentially while CNAs,
HBAs and mezzanine cards collectively were up almost 50% sequentially. Overall, Q2 was the second highest Server revenue quarter for Brocade in our history.
Our Global Services business represented 18% of revenues, versus 17% in Q1. Global Services revenues grew 3% year-over-year and 1% sequentially.

Total Ethernet Revenue
Highest Ethernet total revenue since Foundry acquisition
$125.5
$118.7
$128.4
$95.4
$128.1
$26.2
$29.8
$22.6
$29.2
$28.6
Q2 09 Q3 09 Q4 09 Q1 10 Q2 10
Support
Products
$151.7
$148.5
$151.0
$124.6
$156.7
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

Our Ethernet products revenue was $128.1M in the quarter and showed significant improvement by growing 34% sequentially and 2% year-over-year. Ethernet products revenues represented 26% of total revenues versus 18% in Q1.
The Ethernet business strength was broad-based across all technology segments and multiple regions. In terms of segments,
Federal was up 161%, Service Provider up 74% while Campus LAN revenues grew 16%. In terms of regions, Americas was strong with 32% revenue growth sequentially.
Ethernet ASP sequential declines were in the low to mid-single digits.
Q2 was our highest revenue quarter for our Ethernet business since we acquired Foundry, including both products and support revenues. We are also generating momentum in our indirect routes to market for our Ethernet products, having added 100 global distributors and value added resellers thus far in FY10.

Revenue: 10% Customers,
Other OEM, Channel/Direct
43%
46% 46%
54%
44%
19%
17%
19%
17%
19%
38% 37% 35% 29% 37%
Q2 09 Q3 09 Q4 09 Q1 10 Q2 10
Channel/Direct
Other OEM
10% Customers
Growing channel and direct business
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

We had three customers that each contributed revenues greater than 10% of total revenues. Collectively, these three companies contributed 44% of revenues in Q2 versus 54% in Q1. Other OEMs were 19% revenues in Q2 versus 17% in Q1 and channel and direct were 37% of revenues in Q2 versus 29% in Q1. The primary driver of the improved customer mix shift was the strong performance of our Ethernet sales.

Domestic and International
Reported Revenue
Reported revenue on a ship-to basis
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

31%
36%
37% 37%
35%
69% 64% 63% 63% 65%
Q2 09 Q3 09 Q4 09 Q1 10 Q2 10
Domestic
International

Turning to our geographies: As reported, on a ship-to basis, the US was stronger than expected and represented 65% of revenues in Q2, compared to 63% in Q1.

Segment Revenue and
Gross Margin Snapshot
Q1 vs. Q2 revenue mix and non-GAAP gross margin
* Note: Non-GAAP, please see GAAP reconciliation in appendix
Q1 10
Q2 10
Revenues by Segment ($M)
Non-GAAP Gross Margin
by Segment*
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

$354
$95
$90
$282
$128
$91
SAN Ethernet Global Services
66.2%
44.9%
47.6%
65.2%
43.5%
49.1%
SAN Ethernet Global Services

Gross margins, on a non-GAAP basis, were 56.7% up approximately 50 basis points year-over-year and down approximately 260 basis points quarter-over-quarter.  The sequential decrease in gross margin was primarily driven by the higher percent of Ethernet revenue which carries a lower gross margin than our SAN business.
Global Services margins were 49.1% in Q2 versus 47.6% in Q1, the latter quarter experiencing a one-time charge in the services supply chain which had no impact in Q2.

Operating Expenses and Margins
Margins in-line with our long-term model, despite investments
37.4%
37.8%
36.9%
33.3%
36.2%
Q2 09 Q3 09 Q4 09 Q1 10 Q2 10
Non-GAAP Operating Margins* Non-GAAP Operating Expenses*
as a Percentage of Revenues
Long-term model operating expense range: 38–39%
* Note: Non-GAAP, please see GAAP reconciliation in appendix
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

18.8%
26.0%
Q2 09 Q3 09 Q4 09 Q1 10 Q2 10
20.3%
Long-term model operating
margin range: 20–23%
22.7%
20.5%

While we began increasing our investment in sales resources, we continued to work on controlling operating expenses in non-sales functional areas. Total operating expenses were 36.2% of revenues in Q2 versus 33.3% in Q1  on a non-GAAP basis. Operating expenses were better than our long-term target model of 38% to 39% of revenues. The increase in operating expenses reflects the investment in our sales organization.
Non-GAAP operating margins decreased on a sequential basis to 20.5% in Q2 from a seasonally very strong Q1 of 26.0%, due to our product mix shift to Ethernet products as well as our investment in our sales and marketing resources. Non-
GAAP operating margins were within our long-term model of 20-23% in the quarter.

Balance Sheet and Cash Flow
Highlights as of May 1, 2010
Cash flows enable de-leveraging and reinvestment
* Note: As defined in the term debt credit agreement
** Note: Giving effect to the McDATA convertible debt of $173M repaid on February 16, 2010
Q2 09 Q3 09 Q4 09 Q1 10 Q2 10
Cash from operations $107.3M $16.6M $155.3M $69.1M $67.7M
Campus capital expenditures $22M $25M $28M $31M $42M
Operating capital expenditures $16M $20M $17M $17M $20M
Free cash flow $69M ($28M) $110M $22M $6M
Cash and equivalents $237M $250M $339M $328M** $290M
Debt payments $75.0M $33.1M $57.9M $506.5M $202.2M
Senior secured debt $1.04B $1.01B $0.95B $1.04B $1.01B
Adjusted EBITDA* $119.9M $119.3M $130.0M $154.7M $116.4M
Stock repurchase – – – – $20M
Senior secured leverage ratio 1.96x 1.94x 1.87x 1.99x 1.95x
Covenant 2.3x 2.3x 2.3x 2.5x 2.5x
Fixed charge coverage ratio 2.0x 2.2x 2.1x 2.0x 1.9x
Covenant 1.25x 1.25x 1.25x 1.25x 1.25x
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

Cash from operations was $67.7M. Cash flow in the quarter was negatively impacted from the less linear nature of our
Ethernet business and a material reduction in our Accounts Payable DPO (Days Payable Outstanding) associated with timing of inventory in our supply chain. Total capital expenditures in the quarter were $62M comprised of $42M for the campus, which is expected to be completed and occupied during Q3, and $20M for operations. Free cash flow was $6M in the quarter.
Cash and equivalents were $290M, down from $501M in Q1. As a reminder, our cash balance last quarter reflected
$173M in proceeds from the issuance of our senior secured notes, which we used to retire our McDATA convertible debt.
Adjusting for this amount, our cash balance in Q1 would have been $328M. In Q2 we also used an additional $24M to make a non-mandatory payment against our debt and another $20M to repurchase stock (more details later). While these factors contributed to lower cash and equivalents in Q2, we believe that they are ultimately positive trends as they reflect higher confidence and optimism in our business.
Adjusted EBITDA in the quarter was $116.4M, which was down from the record Q1 level of $154.7M. The senior secured leverage ratio of 1.95x and the fixed charge coverage ratio of 1.9x are both comfortably in compliance with our term credit agreement.

Rent and Campus Cash Savings
* Note: Excludes furniture and equipment lease payments
$M
Estimated
FY 2010*
Estimated
FY 2011*
Estimated
Total Cash
Saving Yr./Yr.
Campus capital expenditure $125 $8 $117
Rent expense
$22 $8 $14
Cash impact of new
campus
$147 $16 $131
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

One factor that we expect will improve our cash flow is the completion of our new campus, which will result in savings of capital expenditures and expenses from rent.

Net Debt:
Defined as Total Debt Less Total Cash
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

$1,073
$975
$929
$782
$713
$725
Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10

Since acquiring Foundry last year, Brocade has steadily reduced net debt, defined as total debt less total cash and equivalents. Net debt has declined from $1.073B at the end of Q1 2009 to $725M at the end of Q2 2010, a $348M
reduction.
Brocade’s restructured debt allows us to repurchase stock. Brocade repurchased $20M of stock in Q2 which was approximately 3.5M shares. Brocade has authorization to repurchase up to $394M in stock and will repurchase stock on an opportunistic basis.

Selected Metrics
* Note: Return on Equity = Non-GAAP net income /total stockholders equity
Please see Non-GAAP reconciliation in appendix
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

Return on Equity*
2.9%
3.3%
4.2%
5.0%
3.3%
Q2 09 Q3 09 Q4 09 Q1 10 Q2 10
Annualized Inventory Turns
15
17
14
13
12
Q2 09 Q3 09 Q4 09 Q1 10 Q2 10
Days Sales Outstanding
49
56
52
47
54
Q2 09 Q3 09 Q4 09 Q1 10 Q2 10

Days Sales Outstanding (DSO) was 54 days, up from 47 days in Q1, reflecting the less linear nature of our Ethernet business.
Inventories turned 12 times versus 13 times in Q1. Lower turns are attributed to lower SAN product revenues.

FY 2010 Planning Assumptions
IT market conditions
•
Increasing IT spending, driving higher SAN and Ethernet
networking spending
ASP trends
•
Low to mid single-digit declines in SAN pricing
•
Mid single-digit declines in Ethernet pricing
Taxes
•
Improved during the year due to discrete items in 1H,
assuming no change to geographic or segment mix,
and the extension of the investment tax credit
Improving IT spending
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

Now, as we look forward, here are some assumptions to consider in developing your financial models:
•As expected, we have seen improvements in IT spending and end-user demand environment for SAN and Ethernet
Networking spending. We believe that the recovery will continue and that in the second half of 2010, IT spending growth rates in our markets will be at or better than historic seasonal norms.
•We expect quarterly ASP declines on the SAN side to remain in the low to mid-single digits. Declines on the Ethernet side are expected to be in the mid-single digits.

FY 2010 Financial Outlook
As of May 20, 2010
* Note: Non-GAAP, please see GAAP reconciliation in appendix
** Note: Equates to FY 2010 Revenues ranging from $2.1B to $2.2B
Revenue growth 8–12% over FY 2009**
Non-GAAP gross margin* 57–58%
Non-GAAP operating expenses* 35–36%
Non-GAAP operating margin* In model
Non-GAAP tax rate* 24–25%
Fully diluted shares outstanding 490M–500M
Non-GAAP EPS* $0.58–$0.61
Operating cash flow $325M–$350M
Operating capital expenditures $80M–$85M
Campus capital expenditures ~$125M
Free cash flow $120M–$140M
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

Given these considerations, we expect:
•Full fiscal year 2010 revenue growth to be in a range of 8–12% year-over- year ($2.1 to $2.2B)
•Non -GAAP gross margins for the full year to be between 57% –58%
•Non -GAAP operating
expenses for the full year to be between 35–36%
•Non -GAAP operating margins to be in model
•An annual non-GAAP tax rate ranging from 24–25%
•Annual diluted shares outstanding to be in a range of 490M to 500M shares
•Non -GAAP EPS to be in a range from 58 to 61 cents; up from our Q1 outlook of 54 to 58 cents
•Annual operating cash flow of $325M to $350M
•Annual operational capital expenditures of $80M to $85M
•Annual campus capital expenditures of approximately $125M
•Annual free cash flow of $120M to $140M
•Q3 revenue to be in the range of flat to slightly up

Financial Summary Richard Deranleau, CFO Brocade Q2 FY 2010 Earnings 5/20/10 © 2010 Brocade Communications Systems, Inc. Page 30 of 42

From a financial perspective, we had a solid Q2, with better than normal seasonality in our SAN sell-through business and reestablishing growth in our Ethernet business. In addition, as Mike discussed, we made positive steps in executing our
Ethernet go-to-market strategy, and our progress was reflected in our increased revenues. We continue to reduce our debt at a faster rate than outlined by our credit agreement and have repurchased stock under our stock repurchase program.
We believe that we are well positioned to execute on our strategy and financial model in the second half of the year.
We are looking forward to answering your questions in the Q&A session of our conference call, and to seeing you at our
Technology Day on June 9.

Live Q&A Call
May 20, 2010, 2:30PM Pacific Time
Richard
Deranleau
CFO
John McHugh
CMO
Ian Whiting
SVP WW Sales
Dave Stevens
CTO
Mike Klayko
CEO
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

Prepared comments provided by Steve Coli, Investor Relations
That concludes Brocade’s prepared comments. At 2:30 p.m. Pacific Time on May 20th
Brocade will host a web cast
conference call at www.BRCD.com
primarily devoted to answering questions submitted via email to ir@brocade.com and taken live from participants via telephone.
Thank you for your interest in Brocade.

Appendix and Reconciliations Brocade Q2 FY 2010 Earnings 5/20/10 © 2010 Brocade Communications Systems, Inc. Page 32 of 42

Long-Term Financial Model
High margins, strong profitability
* Note: Sources are Dell’Oro Group, Infonetics and Brocade estimates
** Note: Non-GAAP, please see GAAP reconciliation in appendix
Storage Ethernet Services Brocade
Revenue TAM 3-year CAGR* 18.6% 11.7% 12–15% 12–17%
Non-GAAP gross margin** 60–63% 55–60% 45–50% 59–61%
Non-GAAP operating expense** 37–39% 38–40% 20–25% 38–39%
Non-GAAP operating margin** 21–26% 15–22% 20–30% 20–23%
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

Sequential Income Statement* Comparison
Managing to long-term operating model, continuing to invest
* Note: Non-GAAP, please see GAAP reconciliation in
appendix
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

26.0%
20.5%
15.3%
17.7%
15.5%
16.1%
40.7%
43.3%
2.5%
2.4%
Q1 10 Q2 10
Cost of revenue
Research and development
Sales and marketing
General and administrative
Income from operations

Yr./Yr. Income Statement* Comparison
Margin expansion from operating leverage
* Note: Non-GAAP, please see GAAP reconciliation in
appendix
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

18.8%
20.5%
17.8%
17.7%
16.6%
16.1%
43.8%
43.3%
3.0%
2.4%
Q2 09 Q2 10
Cost of revenue
Research and development
Sales and marketing
General and administrative
Income from operations

Non-GAAP Gross Margin and Gross Profit
* Note: Non-GAAP, please see GAAP reconciliation in appendix
Full Qtr.
Foundry
Non-GAAP Gross Profit*
$285M $287M
$311M
$320M
$284M
Q2 09 Q3 09 Q4 09 Q1 10 Q2 10
½ Qtr.
Foundry
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

Non-GAAP Gross Margin*
56.7%
59.3%
59.5%
58.2%
56.2%
59.7%
64.1%
61.9%
Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10
Long-term model gross
margin range 59–61%

Quarterly Net Income (Loss)
GAAP/Non-GAAP Reconciliation
* Adjusted as a result of adoption of new accounting standard relating to convertible debt instruments
(In Thousands) Q2 09 Q3 09 Q4 09 Q1 10 Q2 10
Net income (loss) on a GAAP basis* (66,093) (23,494) 32,101 51,095 22,380
Adjustments:
Legal fees associated with indemnification obligations
and other related expenses, net
19,814 (561) (14,612) 301 277
Stock-based compensation expense 40,111 43,313 35,715 21,523 30,146
Amortization of intangible assets 39,372 35,002 34,950 34,902 30,657
Acquisition and integration costs 2,391 1,450 333 204 –
Loss on sale of property – – – 8,783 (47)
Legal fees associated with certain pre-acquisition litigation – – 546 299 17
Provision for certain pre-acquisition litigation – – 14,335 – –
Interest due to adoption of new standard* 1,976 2,030 2,085 2,142 348
Restructuring costs and facilities lease losses 2,329 – – – –
Goodwill and acquisition related intangibles impairment 53,306 – – – –
Income tax effect of adjustments (46,080) (2,364) (32,091) (25,239) (21,044)
Non-GAAP net income 47,126 55,376 73,362 94,010 62,734
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

Capital Expenditures
Cumulative campus spending: $256M to-date out of $316M* total
* Note: Excludes furniture and equipment leases of approximately $14M
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

$14M $14M $14M
$13M
$16M
$20M
$17M
$17M
$20M
$80M
$23M
$22M
$25M
$28M
$31M
$42M
$5M
Q2  08 Q3  08 Q4  08 Q1  09 Q2  09 Q3  09 Q4 09 Q1 10 Q2 10
Campus
Operating

EBITDA and Sr. Secured Leverage Ratio
As defined in the term credit agreement
Consolidated Senior Secured Leverage Ratio Q3 FY 2009 Q4 FY 2009 Q1 FY 2010 Q2 FY 2010
$ Thousand Actual Actual Actual Actual
Consolidated Net Income
($21,034) $33,597 $51,095 $22,380
plus
(i) Consolidated Interest Charges
$22,845 $20,681 $22,073 $19,522
(ii) Provision for Federal, state, local and foreign income taxes payable
$20,021 $0 $1,277 $0
(iii) Depreciation and amortization expense
$50,956 $51,486 $51,012 $46,600
(iv) Fees, costs and expenses incurred on or prior to the Acquisition Closing Date in connection with the Acquisition and the financing thereof
– – – –
(v) Any cash restructuring charges and integration costs in connection with the Acquisition, in an aggregate amount not to exceed $75,000,000
$1,450 $333 $204 $0
(vi) Non-cash restructuring charges incurred in connection with the Transaction, all as approved by
Arrangers
$5,840 $2,097 $1,502 $1,084
(vii) Other non-recurring expenses reducing such Consolidated Net Income which do not represent a cash item in such period or any future period
(in each case of or by the Borrower and its Subsidiaries for such Measurement Period)
$0 $0 $8,783 ($47)
(viii) Any non-cash charges for stock compensation expense in compliance with FAS 123R and amortization of the fair value of unvested options under the Acquired Business’ employee stock option plan assumed by the Borrower
$43,313 $35,714 $21,523 $30,146
(ix) Legal fees and expenses relating to the Borrower’s indemnification obligations for the benefit of its former officers and directors in connection with its historical stock option litigation
($561) $0 $250 724
minus
(i) Federal, state, local and foreign income tax credits
$0 ($6,707) $0 ($840)
(ii) All non-cash items increasing Consolidated Net Income (in each case of or by the Borrower and its Subsidiaries for such Measurement Period)
($3,511) ($7,216) ($3,036) ($3,127)
Consolidated EBITDA $119,319 $129,985 $154,683 $116,442
4 Quarter Trailing Consolidated EBITDA $518,002 $505,848 $523,861 $520,429
Consolidated Senior Secured Debt $1,005,909 $948,028 $1,041,483 $1,015,957
Consolidated Senior Secured Leverage Ratio 1.94 1.87 1.99 1.95
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

$155
Q2 FY 2010 Cash and Debt Covenant
Strong Adjusted EBITDA* Performance
(In Millions)
Stronger Capital Structure
(In Millions)
Well Within Our Debt Covenant
Cash Balance
(In Millions)
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

$120 $119
$130
$116
$531
$518
$506
$524
$520
Q2 09 Q3 09 Q4 09 Q1 10 Q2 10
Quarter Trailing 12 Months
1.96
1.94
1.87
1.99
1.95
2.3
2.3 2.3
2.5
2.5
Q2 09 Q3 09 Q4 09 Q1 10 Q2 10
Senior Debt Leverage Ratio
Covenant
$237
$250
$339
$501
$290
Q2 09 Q3 09 Q4 09 Q1 10 Q2 10
Ending Cash Balance
1,039
1,006
948
1,041
1,016
441
412
Q2 09 Q3 09 Q4 09 Q1 10 Q2 10
Total Secured Debt
Term Debt plus Revolver
* Adjusted EBITDA is as defined in the Term Debt Credit Agreement

Q2 2010 Share Repurchases
Amount Shares
Q2 2010 Share repurchases $20M 3.5M
Prior repurchases $386M 50.5M
Total repurchases to date $406M 54M
Company has a remaining authorization of $394M
Brocade Q2 FY 2010 Earnings 5/20/10
© 2010 Brocade Communications Systems, Inc.

Thank You www.BRCD.com Brocade Q2 FY 2010 Earnings 5/20/10 © 2010 Brocade Communications Systems, Inc. Page 42 of 42